UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2021

CORTLAND BANCORP INC

(Exact name of registrant as specified in its charter)

Ohio	001-38827	34-1451118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

194 West Main Street, Cortland, Ohio	44410
(Address of principal executive offices)	(Zip Code)

(330) 637-8040

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	CLDB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on November 1, 2021 (the “Closing Date”), of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 22, 2021, as amended by that certain Amendment to Agreement and Plan of Merger, dated October 12, 2021 (collectively, the “Merger Agreement”), by and among Farmers National Banc Corp., an Ohio corporation (“Farmers”), FMNB Merger Subsidiary IV, LLC, an Ohio limited liability company and wholly-owned subsidiary of Farmers (“Merger Sub”) and Cortland Bancorp, an Ohio corporation (“Cortland”). Effective November 1, 2021 (the “Effective Time”), pursuant to the terms of the Merger Agreement, Cortland merged with and into Merger Sub (the “Merger”), with Merger Sub as the surviving entity in the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Effective November 1, 2021, Farmers completed the Merger. Pursuant to the terms of the Merger Agreement, at the Effective Time, Cortland merged with and into Merger Sub, with Merger Sub as the surviving entity in the Merger. Promptly following the consummation of the Merger, Merger Sub was dissolved and liquidated and The Cortland Savings and Banking Company, the banking subsidiary of Cortland, merged with and into The Farmers National Bank of Canfield, the national banking subsidiary of Farmers (“Farmers Bank”) (the “Bank Merger”), with Farmers Bank as the surviving bank in the Bank Merger.

Pursuant to the terms of the Merger Agreement, at the Effective Time of the Merger, each common share, without par value, of Cortland (“Cortland Common Shares”) issued and outstanding immediately prior to the Effective Time (except for certain Cortland Common Shares held directly by Cortland or Farmers) was converted into the right to receive, without interest, $28.00 in cash (the “Cash Consideration”) or 1.75 common shares, without par value, of Farmers (“Farmers Common Shares”) (the “Stock Consideration” and with the Cash Consideration, collectively, the “Merger Consideration”), subject to an overall limitation of 75% of the Cortland Common Shares being exchanged for the Stock Consideration and the remaining Cortland Common Shares being exchanged for the Cash Consideration. No fractional Farmers Common Shares were issued in the Merger, and Cortland’s shareholders became entitled to receive cash in lieu of fractional Farmers Common Shares.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger and the Amendment to Agreement and Plan of Merger, copies of which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On November 1, 2021, Cortland notified The NASDAQ Stock Market (“NASDAQ”) of the consummation of the Merger and requested that NASDAQ (i) suspend trading of Cortland Common Stock effective as of the close of business on November 1, 2021, (ii) withdraw Cortland Common Stock from listing on NASDAQ, and (iii) file with the Securities and Exchange Commission (the “SEC”) a notification of delisting of Cortland Common Stock on Form 25 and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Cortland Common Stock will no longer be listed on NASDAQ.

Additionally, Farmers, as successor to Cortland, intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of Cortland Common Stock under the Exchange Act and the suspension of Cortland’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act as promptly as practicable.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Report is incorporated herein by reference into this Item 3.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, shareholders of Cortland immediately prior to the completion of the Merger ceased to have any rights as shareholders of Cortland other than the right to receive the Merger Consideration in accordance with the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01 and Item 5.02 of this Report is incorporated herein by reference.

At the Effective Time, Cortland was merged with and into Merger Sub pursuant to the Merger Agreement, with Merger Sub as the surviving entity. Promptly following the consummation of the Merger, Merger Sub was dissolved and liquidated.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, in accordance with the terms of the Merger Agreement, Cortland’s directors and executive officers ceased serving in such capacities with Cortland.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Articles of Incorporation, as amended, and the Code of Regulations, as amended, of Cortland ceased to be in effect by operation of law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among Farmers National Banc Corp., Cortland Bancorp, and FMNB Merger Subsidiary IV, LLC, dated as of June 22, 2021 (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 23, 2021)*

2.2	Amendment to Agreement and Plan of Merger by and among Farmers National Banc Corp., Cortland Bancorp, and FMNB Merger Subsidiary IV, LLC, dated as of October 12, 2021 (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 18, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Pursuant to Item 601(b)(2) of Regulation S-K, schedules and exhibits have been omitted from this filing. The registrant agrees to furnish the Securities and Exchange Commission on a supplemental basis a copy of any omitted schedule or exhibit on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.
(as successor by merger to the registrant)

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: November 1, 2021